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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21724

AGIC International & Premium Strategy Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: February 28, 2011

Date of reporting period: February 28, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Annual Report

February 28, 2011

AGIC International & Premium Strategy Fund

2.28.11 | AGIC International & Premium Strategy Fund Annual Report  1

Dear Shareholder:

Stocks experienced volatility during the twelve-month period ended February 28, 2011. However the overall trend for equities was higher, and as the period drew to a close, global indexes were perched at or near two-and-a-half year highs.

Hans W. Kertess Chairman

The Twelve Months in Review

For the twelve-month period ended February 28, 2011, AGIC International & Premium Strategy Fund advanced 16.31% on net asset value (“NAV”) and 10.91% on market price. The MSCI Europe Australasia and Far East Index (“EAFE”) gained 20.00% in U.S. dollar terms. The unmanaged MSCI EAFE Index is generally representative of stocks in developed countries outside the U.S. The S&P 500 Index, an unmanaged index that is generally representative of the U.S. stock market, rose 22.57% and the Barclays Capital Credit Investment Grade Index increased 7.37% during the twelve-month reporting period.

Brian S. Shlissel President & CEO

In the early stages of the period, British stocks, which comprise the largest portion of the Fund’s portfolio, tumbled before staging an impressive rebound. Rising confidence in the British market was reflected in one study, which indicated many companies have been raising dividends or, in the wake of the recession, reinstating them.

On the other side of the English Channel, European stocks also fell then rose. In both cases, the initial drop was sparked by concerns that some European governments might default on their debt. A European Union and International Monetary Fund bailout equivalent to approximately $1 trillion eased these concerns though some critics believe long-term austerity measures (which have begun) constituted the ultimate remedy. It is important to note that those debt worries have thus far affected only smaller countries whose combined economic output is less than 2% of the European Union’s total.

In Japan, the Fund’s second largest country holding, stocks also fell during the first half of the period before rebounding. The fall was sparked by political uncertainty at home and by concern that the economy of neighboring China, Japan’s top export market was cooling off. Those concerns seemed to ease as the twelve-month period came to a close. On the domestic front, Japan’s central bank maintained its campaign to stimulate the economy by purchasing bonds.

2  AGIC International & Premium Strategy Fund Annual Report | 2.28.11

Positioned To Face Today’s Challenges
Surging energy prices, recent turmoil in the Middle East and the very unsettling events in Japan, the latter of which occurred after the end of the fiscal period, are reminders that shocks to the market can occur at any time. That being said, it is always worth remembering that markets have proven time and again over countless market cycles and through a multitude of events to be resilient. The World Bank recently projected that global economic growth in calendar year 2011 will be 4.2%. We expect solid growth as well, as the global economic recovery enters its third year.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

For specific information on the Fund and its performance, please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Allianz Global Investors Capital LLC, the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

2.28.11 | AGIC International & Premium Strategy Fund Annual Report  3

AGIC International & Premium Strategy Fund Fund Insights
February 28, 2011 (unaudited)

Performance Overview
For the 12-month period ended February 28, 2011, the Fund returned 16.31% on net asset value (“NAV”) and 10.91% on market price.

Market Environment
Non-U.S. markets performed well in the reporting period, with the MSCI EAFE Index up double-digits. Financial markets responded vigorously to the U.S. Federal Reserve’s second round of quantitative easing, a measured approach of U.S. Treasury bond purchases aimed at keeping interest rates low. In addition, the Obama-McConnell tax compromise extended the Bush-era tax cuts for two years, while also extending other benefits, incentives and tax cuts. Eurozone efforts to adopt austerity budgets stand in stark contrast. Concern over a deepening Eurozone crisis and the future of the euro remain, with Europe’s sovereign debt crisis often viewed as the largest risk to a global recovery. For the fourth quarter, growth and emerging markets indices led the way.

At the onset of reporting period, the primary concern was protecting the economy’s nascent recovery. But the year was surprisingly good for the world economy: change in gross domestic product was positive, China appears to have successfully implemented tightening measures, and the U.S. did not enter a double-dip recession. Commodities soared due to loose U.S. monetary policy and liquidity, and strong demand and growth in emerging markets. Emerging markets equities posted double-digit returns and widely outpaced developed markets performance, with investors continuing to pour money into emerging markets in search of yield and growth, and driving up local currencies in the process.

European and Japanese index volatility started the period at higher levels then spiked in May 2010. During the ensuing months, major global index volatility moved lower as the equity markets moved higher.

Equity Holdings Specifics
Health Care was the largest source of returns as a result of stock selection and a relative underweight position. Similarly, the Fund benefited from the Financials sector, where an underweight position was prudent. Conversely, the Industrials sector reduced relative performance for the period as a result of stock selection. Similarly, stock-picking in Information Technology was also a source of underperformance for the reporting period. From a country standpoint, the United Kingdom added significantly to results, led by a combination of an overweight alongside bottom-up stock selection. Norway and Switzerland contributed to performance due to stock selection and relative overweight positions. Offsetting selections came from Germany, where an underweight position and stock selection hurt results. Finland and France also detracted from performance, led primarily by stock-picking. Investment selection is largely derived from a bottom-up, stock specific basis based upon the team’s quantitative investment model.

Outlook
While government policies and company fundamentals remain supportive of international equities as an asset class, the team sees changes in market leadership already taking place. European Central Bank authorities have essentially put a floor on bank valuations through their policy actions. Chinese monetary authorities are seeking to temper inflation pressures. As such, the team has currently positioned the Fund’s portfolio to ride on these themes with an overweight in Japan and increasing exposure there to inexpensive stocks with significant business operations in Asia Ex-Japan, trimming our exposure to expensive stocks levered to emerging market consumption, and finding pockets of value in European Financials. Heading into 2011, the Fund maintained a significant overweighting relative to the benchmark in the Telecommunication Services and Industrials sectors, while holding underweighting positions in Financials, Consumer Discretionary, and Information Technology. The portfolio also was also overweighting in the United Kingdom and Norway, with underweight positions in Japan and France. Investment selections are based upon the team’s quantitative investment model which focuses on positive change at the company level.

4  AGIC International & Premium Strategy Fund Annual Report | 2.28.11

AGIC International & Premium Strategy Fund February 28, 2011 (unaudited)	Fund Performance & Statistics

Total Return(1):	Market Price	NAV
1 Year	10.91%	16.31%
5 Year	4.88%	2.08%
Commencement of Operations (4/29/05) to 2/28/11	4.99%	5.20%

Market Price/NAV Performance:
Commencement of Operations (4/29/05) to 2/28/11

Market Price/NAV:
Market Price	$14.61
NAV	$14.64
Discount to NAV	(0.20)%
Market Price Yield(2)	2.40%

Allocation of Investments by Country (as a% of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share dividend (comprised of net investment income and short-term capital gains, if any) payable to shareholders by the market price per share at February 28, 2011.

2.28.11 | AGIC International & Premium Strategy Fund Annual Report  5

AGIC International & Premium Strategy Fund	Schedule of Investments
February 28, 2011

Shares (000s)		Value
COMMON STOCK—97.3%
	Australia—7.1%
	Biotechnology—3.1%
123,948	CSL Ltd. (d)	$4,503,408
	Commercial Services & Supplies—0.5%
189,217	Downer EDI Ltd. (d)	755,304
	Food & Staples Retailing—0.6%
33,495	Woolworths Ltd. (d)	919,060
	Metals & Mining—2.9%
55,687	BHP Billiton Ltd. (d)	2,631,830
18,601	Newcrest Mining Ltd. (d)	719,039
9,801	Rio Tinto Ltd. (d)	855,906
		4,206,775
	Belgium—0.9%
	Chemicals—0.6%
25,259	Tessenderlo Chemie NV	854,997
	Oil, Gas & Consumable Fuels—0.3%
27,391	Euronav NV	463,191
	China—0.2%
	Personal Products—0.2%
465,000	Ruinian International Ltd.	334,733
	Denmark—0.7%
	Construction & Engineering—0.6%
9,950	FLSmidth & Co. A/S	874,506
	Electrical Equipment—0.1%
4,800	Vestas Wind Systems A/S (c)	165,008
	Finland—1.5%
	Auto Components—0.4%
13,200	Nokian Renkaat Oyj	536,417
	Communications Equipment—1.1%
178,126	Nokia Oyj	1,537,132
	France—6.7%
	Automobiles—0.4%
14,943	Peugeot S.A. (c)	599,060
	Commercial Banks—1.5%
27,495	BNP Paribas	2,147,796
	Diversified Telecommunication Services—1.8%
118,394	France Telecom S.A. (b)	2,622,291
	Electric Utilities—0.3%
9,219	Electricite de France S.A.	411,435
	Electrical Equipment—0.8%
19,616	Alstom S.A.	1,171,668
	Media—0.4%
21,394	Vivendi S.A.	610,299

6  AGIC International & Premium Strategy Fund Annual Report | 2.28.11

AGIC International & Premium Strategy Fund	Schedule of Investments
February 28, 2011

Shares (000s)		Value
	France—(continued)
	Oil, Gas & Consumable Fuels—1.5%
36,497	Total S.A. (b)	$2,239,293
	Germany—6.5%
	Automobiles—1.0%
21,187	Daimler AG (c)	1,498,623
	Chemicals—1.8%
34,176	K&S AG	2,644,307
	Diversified Financial Services—0.8%
15,459	Deutsche Boerse AG	1,189,770
	Electric Utilities—0.9%
38,991	E.ON AG	1,281,812
	Multi-Utilities—0.8%
16,213	RWE AG	1,097,382
	Pharmaceuticals—0.9%
17,065	Bayer AG	1,327,311
	Semiconductors & Semiconductor Equipment—0.3%
11,500	Aixtron AG	476,554
	Greece—0.2%
	Commercial Banks—0.2%
29,019	National Bank of Greece S.A. (c)	270,034
	Hong Kong—3.2%
	Airlines—0.7%
425,000	Cathay Pacific Airways Ltd.	990,939
	Diversified Financial Services—0.4%
734,000	First Pacific Co., Ltd.	584,943
	Real Estate Management & Development—2.1%
204,000	Hang Lung Group Ltd.	1,252,162
159,500	Kerry Properties Ltd.	778,009
586,000	New World Development Ltd.	1,064,688
		3,094,859
	Ireland—0.1%
	Insurance—0.1%
48,618	Irish Life & Permanent Group Holdings PLC (c)	65,472
	Italy—2.2%
	Electric Utilities—1.1%
271,908	Enel SpA	1,621,842
	Oil, Gas & Consumable Fuels—1.1%
66,956	Eni SpA	1,634,038
	Japan—16.9%
	Auto Components—0.4%
29,200	Tokai Rika Co., Ltd.	568,139
	Automobiles—1.5%
48,300	Toyota Motor Corp.	2,253,489

2.28.11 | AGIC International & Premium Strategy Fund Annual Report  7

AGIC International & Premium Strategy Fund	Schedule of Investments
February 28, 2011

Shares (000s)		Value
	Japan—(continued)
	Beverages—0.3%
34,000	Kirin Holdings Co., Ltd.	$486,057
	Building Products—0.7%
29,500	Daikin Industries Ltd.	1,000,083
	Commercial Banks—0.3%
81,900	Resona Holdings, Inc.	446,743
	Construction & Engineering—0.4%
64,000	Kinden Corp.	579,994
	Consumer Finance—0.3%
46,500	Promise Co., Ltd.	455,294
	Diversified Telecommunication Services—1.6%
48,700	Nippon Telegraph & Telephone Corp.	2,378,666
	Electronic Equipment, Instruments & Components—0.3%
27,300	Mitsumi Electric Co., Ltd.	453,003
	Leisure Equipment & Products—1.8%
23,000	Nikon Corp.	539,477
36,200	Sankyo Co., Ltd.	2,047,183
		2,586,660
	Machinery—1.8%
301,000	Hino Motors Ltd.	1,669,179
36,500	Shima Seiki Manufacturing Ltd.	900,871
		2,570,050
	Marine—2.4%
133,000	Kawasaki Kisen Kaisha Ltd.	581,179
147,000	Mitsui OSK Lines Ltd.	975,985
450,000	Nippon Yusen KK	1,987,210
		3,544,374
	Multiline Retail—0.3%
88,500	Daiei, Inc. (c)	360,263
	Pharmaceuticals—0.6%
11,200	Astellas Pharma, Inc.	439,724
19,700	Daiichi Sankyo Co., Ltd.	422,442
		862,166
	Road & Rail—0.4%
8,600	East Japan Railway Co.	598,758
	Software—0.3%
1,300	Nintendo Co., Ltd.	381,727
	Tobacco—0.2%
81	Japan Tobacco, Inc.	334,553
	Trading Companies & Distributors—2.4%
545,900	Sojitz Corp.	1,229,309
153,300	Sumitomo Corp. (b)	2,274,133
		3,503,442

8  AGIC International & Premium Strategy Fund Annual Report | 2.28.11

AGIC International & Premium Strategy Fund February 28, 2011	Schedule of Investments

Shares (000s)		Value
	Japan—(continued)
	Wireless Telecommunication Services—0.9%
119	KDDI Corp.	$771,614
282	NTT DoCoMo, Inc.	528,950
		1,300,564
	Norway—4.9%
	Chemicals—2.3%
63,200	Yara International ASA	3,355,642
	Commercial Banks—2.6%
247,600	DnB NOR ASA	3,832,136
	Singapore—0.8%
	Airlines—0.7%
99,000	Singapore Airlines Ltd.	1,063,862
	Transportation Infrastructure—0.1%
56,270	SATS Ltd.	113,183
	Spain—7.8%
	Commercial Banks—2.2%
260,361	Banco Santander S.A.	3,208,401
	Construction & Engineering—0.2%
5,517	ACS Actividades Construcciones y Servicios S.A.	253,330
	Diversified Telecommunication Services—3.8%
216,087	Telefonica S.A. (b)	5,498,814
	Electric Utilities—1.0%
162,409	Iberdrola S.A.	1,418,302
	Insurance—0.6%
226,669	Mapfre S.A.	843,087
	Sweden—1.9%
	Commercial Banks—0.8%
95,400	Nordea Bank AB	1,085,911
	Personal Products—0.8%
20,850	Oriflame Cosmetics S.A. SDR	1,221,639
	Tobacco—0.3%
14,572	Swedish Match AB	460,626
	Switzerland—8.1%
	Chemicals—0.9%
3,892	Syngenta AG	1,306,870
	Electrical Equipment—1.7%
101,818	ABB Ltd. (c)	2,492,164
	Food Products—0.3%
8,413	Nestle S.A.	476,156
	Insurance—3.4%
16,732	Zurich Financial Services AG	4,858,535
	Pharmaceuticals—1.3%
12,695	Roche Holdings AG	1,914,223

2.28.11 | AGIC International & Premium Strategy Fund Annual Report  9

AGIC International & Premium Strategy Fund February 28, 2011	Schedule of Investments

Shares (000s)		Value
	Switzerland—(continued)
	Textiles, Apparel & Luxury Goods—0.5%
1,640	Swatch Group AG	$698,313
	United Kingdom—27.6%
	Aerospace & Defense—0.2%
56,269	BAE Systems PLC	301,067
	Beverages—1.8%
130,071	Diageo PLC	2,544,295
	Capital Markets—0.3%
53,500	ICAP PLC	453,104
	Commercial Banks—2.0%
98,123	Barclays PLC	509,488
133,443	Royal Bank of Scotland Group PLC (b)(c)	97,935
88,325	Standard Chartered PLC	2,337,314
		2,944,737
	Food & Staples Retailing—1.4%
462,495	WM Morrison Supermarkets PLC (b)	2,082,579
	Food Products—2.8%
135,323	Unilever PLC	4,014,263
	Industrial Conglomerates—0.1%
17,062	Cookson Group PLC (c)	181,588
	Insurance—1.7%
760,522	Old Mutual PLC	1,628,088
227,246	Standard Life PLC	883,314
		2,511,402
	Machinery—0.7%
84,128	Charter International PLC	1,037,868
	Metals & Mining—4.1%
32,097	Anglo American PLC	1,741,973
67,080	BHP Billiton PLC	2,660,401
22,080	Rio Tinto PLC	1,555,613
		5,957,987
	Oil, Gas & Consumable Fuels—6.1%
302,677	BP PLC	2,441,356
	Royal Dutch Shell PLC,
76,148	Class A (b)	2,740,691
104,798	Class B (b)	3,748,311
		8,930,358
	Pharmaceuticals—0.3%
25,592	GlaxoSmithKline PLC	491,531
	Road & Rail—0.8%
331,510	Stagecoach Group PLC	1,116,236
	Tobacco—2.3%
59,293	British American Tobacco PLC	2,376,758
27,934	Imperial Tobacco Group PLC	896,879
		3,273,637

10  AGIC International & Premium Strategy Fund Annual Report | 2.28.11

AGIC International & Premium Strategy Fund February 28, 2011	Schedule of Investments

Shares (000s)		Value
	United Kingdom—(continued)
	Wireless Telecommunication Services—3.0%
1,536,950	Vodafone Group PLC (b)	$4,365,830

	Total Common Stock (cost—$209,587,164)	141,701,960

PREFERRED STOCK—0.5%
	Germany—0.5%
	Media—0.5%
23,486	ProSiebenSat.1 Media AG (cost—$782,459)	763,883

Principal Amount (000s)
	Repurchase Agreement—2.1%
$3,048	State Street Bank & Trust Co., dated 2/28/11, 0.01%, due 3/1/11, proceeds $3,048,001;collateralized by Fannie Mae, 4.377%, due 1/23/18, valued at $3,110,250 including accrued interest (cost—$3,048,000)	3,048,000

	Total Investments (cost—$213,417,623) (a)—99.9%	145,513,843
	Other assets less liabilities—0.1%	119,585
	Net Assets—100%	$145,633,428

Notes to Schedule of Investments:

(a)

Securities with an aggregate value of $142,147,041, representing 97.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b)

All or partial amount segregated for the benefit of the counterparty as collateral for call options written. There were no open call options written transactions outstanding at February 28, 2011, however the Fund had securities segregated as collateral for any transactions in the future.

(c) Non-income producing.
(d) Fair-Valued—Securities with an aggregate value of $10,384,547, representing 7.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:
SDR–Swedish Depositary Receipt

See accompanying Notes to Financial Statements | 2.28.11 | AGIC International & Premium Strategy Fund Annual Report  11

AGIC International & Premium Strategy Fund	Statement of Assets and Liabilities
February 28, 2011

Assets:
Investments, at value (cost – $213,417,623)	$145,513,843
Cash (including foreign currency of $4,895 with a cost of $4,893)	6,205
Dividends and interest receivable (net of foreign withholdings taxes)	223,989
Tax reclaims receivable	99,998
Prepaid expenses	1,419
Total Assets	145,845,454

Liabilities:
Investment management fees payable	111,106
Accrued expenses	100,920
Total Liabilities	212,026
Net Assets	$145,633,428

Composition of Net Assets:
Common Shares:
Par value ($0.00001 per share, applicable to 9,949,161 shares issued and outstanding)	$99
Paid-in-capital in excess of par	213,797,959
Dividend in excess of net investment income	(41,853)
Accumulated net realized loss	(231,961)
Net unrealized depreciation of investments and foreign currency transactions	(67,890,816)
Net Assets	$145,633,428
Net Asset Value Per Share	$14.64

12  AGIC International & Premium Strategy Fund Annual Report | 2.28.11 | See accompanying Notes to Financial Statements

AGIC International & Premium Strategy Fund	Statement of Operations
For the year ended February 28, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $403,324)	$4,241,002
Interest and other income	925
Total Investment Income	4,241,927

Expenses:
Investment management fees	1,365,323
Custodian and accounting agent fees	147,521
Audit and tax services	68,446
Shareholder communications	61,289
Transfer agent fees	28,206
New York Stock Exchange listing fees	21,250
Legal fees	18,903
Trustees’ fees and expenses	8,366
Insurance expense	4,471
Miscellaneous	5,265
Total Expenses	1,729,040
Less: custody credits earned on cash balances	(34)
Net Expenses	1,729,006

Net Investment Income	2,512,921

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,777,158
Call options written	(643,896)
Foreign currency transactions	(16,698)
Net change in unrealized appreciation/depreciation of:
Investments	16,454,590
Call options written	(258,358)
Foreign currency transactions	12,575
Net realized and change in unrealized gain on investments, call options written and foreign currency transactions	18,325,371
Net Increase in Net Assets Resulting from Investment Operations	$20,838,292

See accompanying Notes to Financial Statements | 2.28.11 | AGIC International & Premium Strategy Fund Annual Report  13

AGIC International & Premium Strategy Fund	Statement of Changes in Net Assets

	Year ended February 28,
	2011	2010
Investment Operations:
Net investment income	$2,512,921	$2,912,958
Net realized gain (loss) on investments, call options written and foreign currency transactions	2,116,564	(552,272)
Net change in unrealized appreciation/depreciation of investments, call options written and foreign currency transactions	16,208,807	45,152,392
Net increase in net assets resulting from investment operations	20,838,292	47,513,078

Dividends and Distributions to Shareholders from:
Net investment income	(3,542,468)	(2,950,923)
Net realized gains	(1,112,230)	(6,076,054)
Return of capital	(12,358,906)	(8,977,447)
Total dividends and distributions to shareholders	(17,013,604)	(18,004,424)

Common Share Transactions:
Reinvestment of dividends and distributions	1,449,577	1,027,268
Total increase in net assets	5,274,265	30,535,922

Net Assets:
Beginning of year	140,359,163	109,823,241
End of year (including dividends in excess of net investment income of $(41,853) and $(14,527), respectively)	$145,633,428	$140,359,163

Shares Issued in Reinvestment of Dividends and Distributions	105,141	68,236

14  AGIC International & Premium Strategy Fund Annual Report | 2.28.11 | See accompanying Notes to Financial Statements

AGIC International & Premium Strategy Fund	Notes to Financial Statements
February 28, 2011

1. Organization and Significant Accounting Policies

AGIC International & Premium Strategy Fund (the “Fund”) was organized as a Massachusetts business trust on February 24, 2005. Prior to commencing operations on April 29, 2005, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value per share of common shares authorized.

The Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. Under normal market conditions the Fund pursues its investment objective by investing in a diversified portfolio of equity securities of companies located outside of the United States. The Fund will also employ a strategy of writing (selling) call options primarily on individual equity securities held in the Fund in an attempt to generate gains from option premiums. There is no guarantee that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair-value securities using modeling tools provided by third-party vendors. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs

2.28.11 | AGIC International & Premium Strategy Fund Annual Report  15

AGIC International & Premium Strategy Fund Notes to Financial Statements
February 28, 2011

1. Organization and Significant Accounting Policies (continued)

based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and these differences could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the year ended February 28, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized the estimation of the price that would have prevailed in a liquid market for international equities given information available at the time of evaluation and multi-dimensional relational pricing models.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts – Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

16  AGIC International & Premium Strategy Fund Annual Report | 2.28.11

AGIC International & Premium Strategy Fund Notes to Financial Statements
February 28, 2011

1. Organization and Significant Accounting Policies (continued)
A summary of the inputs used at February 28, 2011 in valuing the Fund’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/28/11

Investments in Securities – Assets
Common Stock:
Australia	—	—	$10,384,547	$10,384,547
Ireland	$65,472	—	—	65,472
Spain	253,330	$10,968,604	—	11,221,934
All Other	—	120,030,007	—	120,030,007
Preferred Stock	—	763,883	—	763,883
Repurchase Agreement	—	3,048,000	—	3,048,000

Total Investments	$318,802	$134,810,494	$10,384,547	$145,513,843

There were no significant transfers between Levels 1 and 2 during the year ended February 28, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 28, 2011, was as follows:

	Beginning Balance 2/28/10	Net Purchases(Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3	Ending Balance 2/28/11

Investments in Securities – Assets
Common Stock:
Australia	—	—	—	—	—	$10,384,547	—	$10,384,547

Total Investments	—	—	—	—	—	$10,384,547	—	$10,384,547

* Transferred out of Level 2 into Level 3 because sufficient observable inputs were not available.

The net change in unrealized appreciation/depreciation of investments which the Fund held at February 28, 2011, was $1,123,666. Net realized gain (loss) and net change in unrealized appreciation/depreciation is reflected on the Statement of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date that the Fund, using reasonable diligence, becomes aware of such dividends. Interest income, adjusted for the accretion of discount and amortization of premium, if applicable, is recorded on an accrual basis.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at February 28, 2011. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

2.28.11 | AGIC International & Premium Strategy Fund Annual Report  17

AGIC International & Premium Strategy Fund Notes to Financial Statements
February 28, 2011

1. Organization and Significant Accounting Policies (continued)

(e) Dividends and Distributions

The Fund declares quarterly dividends and distributions from net investment income and gains from option premiums and the sale of portfolio securities. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividend and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent that dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividend and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments and call options written.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period-end exchange rates is reflected as a component of net unrealized appreciation (depreciation) of investments, call options written, and foreign currency transactions. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

(g) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(h) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, market price, foreign currency and credit risks.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

18  AGIC International & Premium Strategy Fund Annual Report | 2.28.11

AGIC International & Premium Strategy Fund Notes to Financial Statements
February 28, 2011

2. Principal Risks (continued)

The Fund is subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments such as options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s Sub-Adviser, Allianz Global Investors Capital LLC (“AGIC” or the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Fund sometimes uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Option Transactions
The Fund writes (sells) call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of its investment strategies.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value. There were no open call options written transactions at February 28, 2011.

2.28.11 | AGIC International & Premium Strategy Fund Annual Report  19

AGIC International & Premium Strategy Fund	Notes to Financial Statements
February 28, 2011

3. Financial Derivative Instruments (continued)

The following is a summary of the fair valuation of the Fund’s derivatives categorized by risk exposure.

The effect of derivatives on the Fund’s Statement of Operations for the year ended February 28, 2011:

Location	Market Price
Net realized loss on:
Call options written	$(643,896)

Net change in unrealized appreciation/depreciation of: Call options written	$(258,358)

The average daily volume of derivative activity during the year ended February 28, 2011 was 87,749 call options written contracts.

4. Investment Manager/Sub-Adviser
The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets refer to the total assets of the Fund (including assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Effective August 25, 2010, the Sub-Advisory Agreement between the Investment Manager and Nicholas-Applegate Capital Management LLC (“NACM”) was novated from NACM to AGIC, the indirect parent of NACM and an affiliate of the Investment Manager.

The novation coincided with a larger corporate reorganization transferring the advisory business of NACM and Oppenheimer Capital LLC (“OCC”) to AGIC. Since 2009, AGIC has assumed a number of non-advisory functions from both NACM and OCC, and the transaction in August 2010 marked the last step in the full integration of these businesses under a single name.

5. Investments in Securities
Purchases and sales of investments, other than short-term securities for the year ended February 28, 2011, were $62,133,770 and $78,229,059, respectively.

(a) Transactions in options written for the year ended February 28, 2011:

	Contracts	Premiums
Options outstanding, February 28, 2010	239,390	$333,292
Options written	597,185	1,422,470
Options terminated in closing transactions	(96,130)	(1,069,743)
Options expired	(740,445)	(686,019)
Options outstanding, February 28, 2011	—	$—

6. Income Tax Information

The tax character of dividends paid was:

	Year ended February 28, 2011	Year ended February 28, 2010
Ordinary Income	$4,654,698	$9,026,977
Return of Capital	12,358,906	8,977,447

20  AGIC International & Premium Strategy Fund Annual Report | 2.28.11

AGIC International & Premium Strategy Fund	Notes to Financial Statements
February 28, 2011

6. Income Tax Information (continued)

In accordance with U.S. Treasury regulations, the Fund elected to defer realized currency losses of $41,853 arising after October 31, 2010. Such losses are treated as arising on March 1, 2011.

For the fiscal year ended February 28, 2011, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions, taxable overdistributions and gains on the sale of securities classified as Passive Foreign Investment Companies (“PFICs”). These adjustments were to decrease dividend in excess of net investment income by $1,002,221, increase accumulated net realized loss by $133,338 and decrease paid-in-capital in excess of par by $868,883.

The cost basis of portfolio securities for federal income tax purposes was $213,649,584. Aggregate gross unrealized appreciation for securities in which there was an excess of value over tax cost was $112,095; aggregate gross unrealized depreciation for securities in which there was an excess of tax cost over value was $68,247,836; and net unrealized depreciation for federal income tax purposes was $68,135,741. The difference between book and tax cost was attributable to wash sales.

During the year ended February 28, 2011, the Fund utilized $868,883 of available capital loss carryforwards.

7. Legal Proceedings
In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

8. Subsequent Events
On March 11, 2011, a quarterly dividend of $0.40 per share was declared to shareholders, payable March 30, 2011 to shareholders of record on March 21, 2011.

2.28.11 | AGIC International & Premium Strategy Fund Annual Report   21

AGIC International & Premium Strategy Fund	Financial Highlights
For a share outstanding throughout each year:

	Year ended
	February 28, 2011	February 28, 2010	February 28, 2009	February 29, 2008	February 28, 2007
Net asset value, beginning of year	$14.26	$11.23	$21.75	$28.52	$27.35
Investment Operations:
Net investment income	0.26	0.31	0.48	0.49	0.33
Net realized and change in unrealized gain (loss) on investments, call options written and foreign currency transactions	1.84	4.56	(8.93)	(1.48)	4.77
Total from investment operations	2.10	4.87	(8.45)	(0.99)	5.10
Dividends and Distributions to Shareholders from:
Net investment income	(0.36)	(0.31)	(0.46)	(0.48)	(1.11)
Net realized gains	(0.11)	(0.62)	(1.61)	(5.29)	(2.82)
Return of capital	(1.25)	(0.91)	—	(0.01)	—
Total dividends and distributions to shareholders	(1.72)	(1.84)	(2.07)	(5.78)	(3.93)
Net asset value, end of year	$14.64	$14.26	$11.23	$21.75	$28.52
Market price, end of year	$14.61	$14.89	$9.48	$20.81	$30.45
Total Investment Return (1)	10.91%	80.96%	(48.14)%	(14.25)%	42.23%
RATIOS/SUPPLEMENTAL DATA: Net assets, end of year (000s)	$145,633	$140,359	$109,823	$212,627	$277,930
Ratio of expenses to average net assets (2)	1.27%	1.32%	1.32%	1.25%	1.22%
Ratio of net investment income to average net assets	1.84%	2.11%	2.70%	1.78%	1.12%
Portfolio turnover	47%	36%	152%	179%	203%

(1)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Income dividends, capital gain and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See Note 1(h) in Notes to Financial Statements).

22  AGIC International & Premium Strategy Fund Annual Report | 2.28.11 | See accompanying Notes to Financial Statements

AGIC International & Premium Strategy Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AGIC International & Premium Strategy Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AGIC International & Premium Strategy Fund (the “Fund”) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 20, 2011

2.28.11 | AGIC International & Premium Strategy Fund Annual Report  23

AGIC International & Premium Strategy Fund	Tax Information (unaudited)

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year ended February 28, 2011 as to the federal tax status of dividends and distributions received by shareholders during such tax year.

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates 88.40% of ordinary dividends paid by the Fund during the year ended February 28, 2011 (or the maximum amount allowable) as Qualified Dividend Income.

Foreign Tax Credit:

The Fund has elected to pass-through the credit for taxes paid to foreign countries. The gross foreign income dividend and foreign tax per share paid during the fiscal year ended February 28, 2011 is $0.469004 and $0.041236, respectively.

Shareholders are advised to consult their tax advisor to determine how this information may apply to their particular tax situation.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2011. In January 2012, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar year 2011. The amount that will be reported will be the amount to use on your 2011 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended February 28, 2011. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

24  AGIC International & Premium Strategy Fund Annual Report | 2.28.11

AGIC International & Premium Strategy Fund	Annual Shareholder
Meeting Results/Changes
to Board of Trustees/Changes to
Investment Policy (unaudited)

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on July 21, 2010. Shareholders voted as indicated below:

	Affirmative	Withheld Authority

Election of James A. Jacobson – Class II to serve until 2013	8,600,899	104,752
Re-election of R. Peter Sullivan III – Class II to serve until 2013	8,594,306	111,345
Election of Alan Rappaport – Class III to serve until 2011	8,595,662	109,989

The other members of the Board of Trustees at the time of the meeting, namely Paul Belica, Hans E. Kertess, John C. Maney† and William B. Ogden, IV continued to serve as Trustees.

†	Interested Trustee

Changes to Board of Trustees:

R. Peter Sullivan, III retired from the Fund’s Board of Trustees effective July 31, 2010.

Effective June 22, 2010, the Fund’s Board of Trustees appointed Alan Rappaport as a Class III Trustee.

Effective September 21, 2010, the Fund’s Board of Trustees appointed Bradford K. Gallagher as a Class II Trustee to serve until 2011.

Effective March 7, 2011, the Fund’s Board of Trustees appointed Deborah A. Zoullas as a Class II Trustee to serve until 2011.

Changes to Investment Policy:

On June 29, 2010 the Fund announced certain changes with respect to the Fund’s option writing strategy (the “Option Strategy”). Specifically, in implementing the Fund’s option writing strategies, the Sub-Adviser will “sell” or “write” call options on stocks held in the Fund’s international equity portfolio and on equity indexes. When the Fund writes a call option on an individual stock held in the international equity portfolio, it will generally do so with respect to approximately 70% of the value of the position, and when it writes a call option on an equity index, the face or notional amount of the index subject to the option will generally be equal to approximately 70% of the value of the corresponding securities in the international equity portfolio. Therefore, if the Fund determines to write call options on all or substantially all of the securities held in the international equity portfolio, it is expected that the Fund will have written call options positions with respect to approximately 70% of the aggregate value of the international equity portfolio. However, the extent of the Fund’s use of the Option Strategy will vary depending on market conditions and other factors, and the Fund may determine from time to time to write call options (whether they be on individual stocks and/or or on equity indexes) with respect to only a portion, or none, of the securities held in the international equity portfolio.

The Fund’s Option Strategy, to the extent utilized, is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Fund’s shareholders and to reduce overall portfolio risk. However, there is no assurance that the Fund’s Option Strategy will achieve its objectives.

There are various risks associated with the Option Strategy, including that the Fund forgoes, during the life of a written call option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Fund (in the case of an index option, to the extent the performance of the index is correlated with the corresponding securities held by the Fund) with respect to which the option was written above the sum of the premium and the strike price of the call. Therefore, the Option Strategy generally limits the Fund’s ability to benefit from the full upside potential of its equity holdings, while the Fund retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. The use of written call options by the Fund also potentially involves correlation, liquidity, valuation, tax and other risks.

2.28.11 | AGIC International & Premium Strategy Fund Annual Report  25

AGIC International & Premium Strategy Fund	Privacy Policy/Proxy Voting
Policies & Procedures
(unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

26  AGIC International & Premium Strategy Fund Annual Report | 2.28.11

AGIC International & Premium Strategy Fund	Dividend Reinvestment Plan
(unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Shares by BNY Mellon, as agent for the Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by BNY Mellon, as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Shares is equal to or less than the market price per Share plus estimated brokerage commissions that would be incurred upon the purchase of Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Share on the payment date or (ii) 95% of the market price per Share on the payment date; or

(2)

If on the payment date the net asset value of the Shares is greater than the market price per Share plus estimated brokerage commissions that would be incurred upon the purchase of Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, BNY Mellon, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

2.28.11 | AGIC International & Premium Strategy Fund Annual Report  27

AGIC International & Premium Strategy Fund	Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2005
Term of office: Expected to stand for re-election at 2012 annual meeting of shareholders.
Trustee/Director of 55 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Paul Belica

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Date of Birth: 9/27/21
Trustee since: 2005
Term of office: Expected to stand for re-election at 2012 annual meeting of shareholders.
Trustee/Director of 55 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Bradford K. Gallagher

Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995); Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Director, Shielding Technology Inc. (since 2006).

Date of Birth: 2/28/44
Trustee since: 2010
Term of office: Expected to stand for election at 2011 annual meeting of shareholders.
Trustee/Director of 55 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex
Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).

James A. Jacobson	Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.
Date of Birth: 2/3/45
Trustee since: 2009
Term of office: Expected to stand for re-election at 2013 annual meeting of shareholders.
Trustee/Director of 55 funds in Fund Complex
Trustee/Director of 16 funds in the Alpine Mutual Funds Complex

John C. Maney†

Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

Date of Birth: 8/3/59
Trustee since: 2006
Term of office: Expected to stand for re-election at 2011 annual meeting of shareholders.
Trustee/Director of 80 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

William B. Ogden, IV	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for re-election at 2012 annual meeting of shareholders.
Trustee/Director of 55 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

28  AGIC International & Premium Strategy Fund Annual Report | 2.28.11

AGIC International & Premium Strategy Fund	Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

Alan Rappaport	Vice Chairman, Roundtable Investment Partners since 2009; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008).
Date of Birth: 3/13/53
Trustee since: 2010
Term of office: Expected to stand for re-election at 2011 annual meeting of shareholders.
Trustee/Director of 55 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Deborah A. Zoullas

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007).

Date of Birth: 11/13/52
Trustee since: 2011
Term of office: Expected to stand for election at 2011 annual meeting of shareholders.
Trustee/Director of 51 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

†

Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC; Member – Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Compensation Committee of NFJ Investment Group LLC; Management Board of Nicholas-Applegate Holdings LLC; Member – Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman – Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc. and Managing Director of Allianz Global Investors Capital LLC.

2.28.11 | AGIC International & Premium Strategy Fund Annual Report  29

AGIC International & Premium Strategy Fund	Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel

Management Board, Managing Director and Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; President of 50 funds in the Fund Complex and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 51 funds in the Fund Complex.

Date of Birth: 11/14/64
President & Chief Executive Officer since: 2005

Lawrence G. Altadonna

Senior Vice President and Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 80 funds in the Fund Complex; Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Date of Birth: 3/10/66
Treasurer, Principal Financial and Accounting Officer since: 2005

Thomas J. Fuccillo

Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC; Executive Vice President, Allianz Global Investors of America L.P; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.

Date of Birth: 3/22/68
Vice President, Secretary & Chief Legal Officer since: 2005

Scott Whisten	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex.
Date of Birth: 3/13/71
Assistant Treasurer since: 2007

Richard J. Cochran

Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 80 funds in the Funds Complex and The Korea Fund, Inc. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Date of Birth: 1/23/61
Assistant Treasurer since: 2008

Orhan Dzemaili	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).
Date of Birth: 4/18/74
Assistant Treasurer since: 2011

Youse E. Guia	Senior Vice President and Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 80 funds in the Fund Complex and of The Korea Fund, Inc.
Date of Birth: 9/3/72
Chief Compliance Officer since: 2005

Lagan Srivastava	Vice President, Allianz Global Investors of America L.P.; Assistant Secretary of 80 funds in the Fund Complex and of The Korea Fund, Inc.
Date of Birth: 9/20/77
Assistant Secretary since: 2006

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

30  AGIC International & Premium Strategy Fund Annual Report | 2.28.11

Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Bradford K. Gallagher	Treasurer, Principal Financial & Accounting Officer
James A. Jacobson	Thomas J. Fuccillo
John C. Maney	Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV	Scott Whisten
Alan Rappaport	Assistant Treasurer
Deborah A. Zoullas	Richard J. Cochran
Assistant Treasurer
Orhan Dzemaili
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC 1345 Avenue of the Americas New York, NY 10105

Sub-Adviser
Allianz Global Investors Capital LLC 600 West Broadway, 30th Floor San Diego, CA 92101

Custodian & Accounting Agent
State Street Bank & Trust Co. 225 Franklin Street Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar
BNY Mellon P.O. Box 43027 Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

Legal Counsel
Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AGIC International & Premium Strategy Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its shares in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

AZ604AR_022811

Table of Contents

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)

The CODE OF ETHICS PURSUANT TO SECTION 406 OF THE SARBANES-OXLEY ACT OF 2002 FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS (the “Code”) was updated to remove interested trustees from being subject to the Code, which is not required under Section 406 of the Sarbanes-Oxley Act of 2002. The Code also was updated to remove examples of specific conflict of interest situations and to add an annual certification requirement for Covered Officers. In addition, the approval or ratification process for material amendments to the Code was clarified to include approval by a majority of the independent trustees.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica and James A. Jacobson, members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item.

.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $50,000 in 2010 and $50,000 in 2011.

b)	Audit-Related Fees. There were no audit-related fees billed for each of the last two fiscal years.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $13,125 in 2010 and $13,520 in 2011. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AGIC International & Premium Strategy Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

	e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)

Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2010 Reporting Period was $566,790 and the 2011 Reporting Period was $2,711,730.

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Paul Belica, Hans W. Kertess, Alan Rappaport, William B. Ogden, IV, James A. Jacobson, Bradford K. Gallagher and Deborah A. Zoullas.

ITEM 6. SCHEDULE OF INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable due to no such divestments during the period covered since the previous Form N-CSR filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

AGIC International & Premium Strategy Fund (NAI)
(the “Trust”)

PROXY VOTING POLICY

1.

It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.

The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trust’s current sub-advisers are set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.

The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.

This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser of the Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.

It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.

The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.

Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Allianz Global Investors Capital (“AGI Capital”)

Description of Proxy Voting Policy and Procedures

AGI Capital typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AGI Capital seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AGI Capital has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AGI Capital’s general voting positions on specific corporate governance issues and corporate actions. AGI Capital has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. In certain circumstances, a client may request in writing that AGI Capital vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. In that case, AGI Capital will vote the shares held by such client accounts in accordance with their direction which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AGI Capital will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AGI Capital cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AGI Capital may, from time to time, instruct the Proxy Provider to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Committee meets at a minimum on an annual basis and when necessary to address potential conflicts of interest. AGI Capital may have conflicts of interest that can affect how it votes its client’s proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out AGI Capital’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between AGI Capital and its clients and to resolve such issues. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act.

The Proxy Committee monitors the outsourcing of voting obligations to the Proxy Provider and AGI Capital’s proxy voting recordkeeping practices; adheres to a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determines a process for voting such issues.

In accordance with the Proxy Guidelines, AGI Capital may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AGI Capital may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AGI Capital may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AGI Capital, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

If a client has decided to participate in a securities lending program, AGI Capital will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AGI Capital will use reasonable efforts to notify the client of proxy measures that AGI Capital deems material.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

(a)(1) Allianz Global Investors Capital (“AGI Capital” or the “Investment Adviser”)

As of April 28, 2011, the following individuals constitute the team that has primary responsibility for the day-to-day implementation of the AGIC International & Premium Strategy Fund (NAI), with Mr. Ghosh serving as the lead portfolio manager:

Steven Tael, Ph.D., CFA
Vice President, Portfolio Manager, Systematic
Mr. Tael has been a portfolio manager since March 2006. Mr. Tael joined AGI Capital via a predecessor affiliate in 2005 and is a member of the Global Systematic Large Cap Team. Previously, he worked at Mellon Capital Management in San Francisco, where his experience included quantitative model building, model product and portfolio management. Earlier he co-developed a global portfolio risk reporting system for Advisory Systems Engineer for Bank of America and was Director of Information Technologies at AffiniCorp USA. Mr. Tael has a Ph.D. in applied mathematics and statistics from State University of New York, Stony Brook, and a B.S. and M.A. in mathematics from the University of California, Santa Barbara. He has over fifteen years of relevant experience.

Kunal Ghosh
Senior Vice President, Portfolio Manager, Systematic
Mr. Ghosh has been a portfolio manager since July 2006. Mr. Ghosh joined AGI Capital via a predecessor affiliate in 2006 and is head of the Systematic team. Prior to joining the firm, Mr. Ghosh was a research associate and then portfolio manager for Barclays Global Investors, where his experience included building and implementing models for portfolio management. Previously he was a quantitative analyst for the Cayuga Hedge Fund. Mr. Ghosh earned his M.B.A. in finance from Cornell University, his M.S. in Material Engineering from the University of British Columbia, and his B.Tech from Indian Institute of Technology. He has over eight years of relevant experience.

Michael E. Yee
Senior Vice President, Portfolio Manager
Mr. Yee has been a co-portfolio manager since November 2008 and has portfolio management, trading and research responsibilities for the Income and Growth Strategies team. He has been a member of the team since 1999. Mr. Yee was previously an analyst for the Global/Systematic team, held positions in global and domestic portfolio administration areas, and in client services. Prior to joining AGI Capital via a predecessor affiliate in 1995, he worked as a financial consultant for Priority One Financial/Liberty Foundation. Mr. Yee holds an M.B.A. from San Diego State University and a B.S. from the University of California at San Diego. He has over seventeen years of investment industry experience.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Funds managed by portfolio managers as of February 28, 2011 including accounts managed by a team, committee, or other group that includes the portfolio managers.

	Other Registered Investment Companies		Other Accounts		Other Pooled Investment Vehicles

PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Steven Tael, PhD, CFA*	5	$278.4	22	$441.6	8	$838.7

Kunal Ghosh*	5	$278.4	22	$441.6	8	$838.7

Michael E. Yee**	8	$4,403.8	11	$1,546.5	6	$623.4

*Of these “Other Accounts,” one account totaling $27.6 million in assets pay an advisory fee that is based in part on the performance of the account; and of these “Other Pooled Investment Vehicles,” two accounts totaling $570.4 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these “Other Pooled Investment Vehicles,” two accounts totaling $383.6 million in assets pay an advisory fee that is based in part on the performance of the accounts.

Like other investment professionals with multiple clients, a Portfolio Manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

The Investment Adviser has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”) may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When the Investment Adviser considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The Investment Adviser considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. The Investment Adviser attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, if the Investment Adviser crosses a trade between performance fee account and a fixed fee account that result in a benefit to the performance fee account and a detriment to the fixed fee account. The Investment Adviser has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. The Investment Adviser maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies.

A Fund’s Portfolio Manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide the Investment Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, the Investment Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The Investment Adviser allocates the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s Portfolio Manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The Investment Adviser’s investment personnel, including each Fund’s Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to the Allianz Global Investors of America L.P.’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of the Investment Adviser will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

(a) (3)

As of February 28, 2011 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

AGI Capital’s compensation plan is designed specifically to be aligned with the interests of our clients. We aim to provide rewards for exceptional investment performance and build an enduring firm with a long-term culture of shared success. To that end, in addition to competitive base salaries, we offer both short- and long-term incentive plans.

Compensation and Investment Performance
Short-term incentive pools for investment teams are annual discretionary bonuses funded by the firm’s revenue and allocated based on the performance of the strategies and the teams. The percentage allocated to an investment team is adjusted to reflect performance relative to the benchmark over a one-, three-, and five-year period (the timeframe may vary depending on the strategy). The team pools are then subjectively allocated to team members based on individual contributions to client accounts. This revenue sharing arrangement directly aligns compensation with investment performance.

Long-Term Incentive Plan
A Long-Term Incentive Plan provides rewards to certain key staff and executives of AGI Capital and the other Allianz Global Investors companies to promote long-term growth and profitability. The Plan is based on the firm’s operating earnings growth of both AGI Capital and Allianz Global Investors, has a three-year vesting schedule and is paid in cash upon vesting.

Ownership
Managing Directors at AGI Capital are provided with an interest that shares in the future growth and profitability of AGI Capital. Each unit is designed to deliver an annual distribution and a value based on the growth in profits. The plan has a five-year vesting schedule.

The long-term components of our compensation structure are designed to link successful investment performance and longer-term company performance with participant pay, further motivating key employees to continue making important contributions to the success of our business.

Overall, we believe that competitive compensation is essential to retaining top industry talent. With that in mind, we continually reevaluate our compensation policies against industry benchmarks. Our goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by independent firms including McLagan Partners.

(a)(4)

               The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of February 28, 2011.

AGIC International & Premium Strategy Fund

PM Ownership

Steven Tael	$1 - $10,000

Kunal Ghosh	$1 - $10,000

Michael Yee	$0

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES - NONE

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

Table of Contents

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	AGIC International & Premium Strategy Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date	April 28, 2011

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	April 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date	April 28, 2011

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	April 28, 2011